Exhibit 10.3 AVAYA INC. 2016 KEY EMPLOYEE INCENTIVE PLAN 1. Purpose. This Avaya Inc. (the “Company”) 2016 Key Employee Incentive Plan (the “Plan”) is designed to align the interests of the Company and eligible key employees of the Company and its subsidiaries. 2. Adoption of the Plan. The Company, intending to be legally bound, hereby adopts the Plan effective as of April 1, 2016 (the “Effective Date”). The Plan shall be in effect from the Effective Date and shall continue until terminated by the Company (the “Term”). The expiration of the Term shall not in any event reduce or adversely affect any amounts due to any Participant hereunder. 3. General. The compensation provided under the Plan is intended to be in addition to all other compensation payable to Participants under any employment agreement or incentive plan or program in effect with the Company or its direct or indirect subsidiaries. 4. Definitions. For purposes of this Plan: (a) “Board” means the Board of Directors of the Company or the Board of Directors of Avaya Holdings Corp., as applicable. (b) “Committee” means the Compensation Committee of the Board. If no Compensation Committee exists, the term “Committee” shall be deemed to refer to the Board for all purposes of the Plan. (c) “Company Group” means the Company and its affiliates. (d) “Participant” shall have the meaning ascribed thereto in Section 5 hereof. (e) “Participation Agreement” means the written agreement between the Company and a Participant setting forth the terms of such Participant’s participation in the Plan. (f) “Performance Goals” means the performance goals established by the Committee with respect to a Quarter (as defined below). (g) “Quarter” means each fiscal quarter commencing during the Term. (h) “Quarterly Performance Incentive” shall mean, in the case of any Participant, the amount of the Quarterly Performance Incentive opportunity for such Participant as set forth in such Participant’s Plan Participation Agreement. 5. Eligible Participants. Each person designated by the Board or the Committee pursuant to a Participation Agreement shall be a Participant under the Plan and eligible to receive a Quarterly Performance Incentive with respect to each Quarter in which such Participant participates in the Plan (each such Quarter, an “Eligible Quarter”). 6. Term of Participation. Subject to the provisions of this Plan, each Participant shall earn a Quarterly Performance Incentive as of the end of each Eligible Quarter, if (i) such Participant remains employed by the Company Group through the last date of the applicable Quarter and (ii) to the extent the Performance Goals established for such Quarter have been achieved; provided that if the Term ends after the commencement, and before the end, of an Eligible Quarter, each Participant who is then employed by the Company shall earn a prorated amount of the Quarterly Performance Incentive for the Quarter in which the Term ends (based on the portion of the Quarter that has elapsed as of the last day of the Term), and the Participant shall not be eligible to earn a Quarterly Performance Incentive following the Term.

2 Any Quarterly Performance Incentive required to be made under this Plan shall be paid by the Company as soon as practicable after the date the Participant earned the right to such payment; for the avoidance of doubt, no Participant shall earn the right to a Quarterly Performance Incentive until the Committee certifies the degree to which the Performance Goals for the applicable Quarter have been achieved. A Participant whose employment with the Company Group terminates (for any reason) before the end of the Eligible Quarter shall forfeit the right to any Quarterly Performance Incentive that has not been earned as of the end of such Eligible Quarter. 7. Performance Goals. Before the commencement of each Quarter, the Committee shall establish one or more Performance Goals that must be achieved to earn a Quarterly Performance Incentive for that Quarter. The Committee may, but shall not be required to, establish minimum, target and maximum targets with respect to selected Performance Goals that provide for the payment of a fraction or multiple of a Participant’s Quarterly Performance Incentive. Promptly after the end of each Quarter, the Committee shall certify the degree to which the applicable Performance Goals have been achieved and the amount payable to each Participant hereunder, if any. 8. Plan Administration. (a) This Plan shall be administered by the Committee. The Committee is given full authority and discretion within the limits of this Plan to establish such administrative measures as may be necessary to administer and attain the objectives of this Plan and may delegate the authority to administer the Plan to an officer of the Company. The Committee (or its delegate, as applicable) shall have full power and authority to construe and interpret this Plan and any interpretation by the Committee shall be binding on all Participants and shall be accorded the maximum deference permitted by law. (b) All rights and interests of Participants under this Plan shall be non-assignable and nontransferable, and otherwise not subject to pledge or encumbrance, whether voluntary or involuntary, other than by will or by the laws of descent and distribution. In the event of any sale, transfer or other disposition of all or substantially all of the Company’s assets or business, whether by merger, stock sale, consolidation or otherwise, the Company may assign this Plan. (c) Any payment to a Participant in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company Group, and the Company may require a Participant, as a condition precedent to such payment, to execute a receipt and release to such effect. (d) Payment of amounts due under the Plan shall be provided to Participant in the same manner as Participant receives his or her regular paycheck or by mail at the last known address of Participant in the possession of the Company, at the discretion of Committee. The Company will deduct all applicable taxes and any other withholdings required to be withheld with respect to the payment of any award pursuant to this Plan. (e) The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any award provided for hereunder. Quarterly Performance Incentive payments shall not be considered as extraordinary, special incentive compensation, and it will not be included as “earnings,” “wages,” “salary,” or “compensation” in any pension, welfare, life insurance, or other employee benefit plan or arrangement of the Company Group. (f) The Company, in its sole discretion, shall have the right to modify, supplement, suspend or terminate this Plan at any time; provided that if the Company terminates the Plan after the commencement of a Quarter, a Participant who is then employed by the Company and for whom such Quarter is an Eligible Quarter shall earn and be paid a prorated Quarterly Performance Incentive (based

3 on the portion of the Quarter that has elapsed as of the Plan termination date) as soon as practicable after the date on which the Committee certifies the degree to which the Performance Goals for such Quarter have been achieved. Subject to the foregoing, the Plan shall terminate upon the satisfaction of all obligations of the Company or its successor entities hereunder. (g) Nothing contained in this Plan shall in any way affect the right and power of the Company to discharge any Participant or otherwise terminate his or her employment at any time or for any reason or to change the terms of his or her employment in any manner. (h) Except as otherwise provided under this Plan, any expense incurred in administering this Plan shall be borne by the Company. (i) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof. (j) The administration of the Plan shall be governed by the laws of the State of Delaware, without regard to the conflict of law principles of any state. Any persons or corporations who now are or shall subsequently become parties to the Plan shall be deemed to consent to this provision. (k) The Plan is intended to either comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). To the extent that the Plan is not exempt from the requirements of Code Section 409A, the Plan is intended to comply with the requirements of Code Section 409A and shall be limited, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A. [End of Plan]